UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2018

Great Elm Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 230, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(617) 375-3006

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐

If an emerging growth company, indicate by indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On January 28, 2018, the registrant entered into Stockholders’ Rights Agreement, with Computershare Trust Company, N.A., as Rights Agent (the “Agreement”), to replace the registrant’s existing Tax Benefits Preservation Agreement, which is scheduled to expire on January 29, 2018 (the “Expiring Agreement”). The Agreement is an exhibit to this report.

The Agreement is designed to preserve the registrant’s tax assets associated with net operating loss carry forwards (“NOLs”) and built in losses under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). The registrant’s ability to use its NOLs and built in losses would be limited if there was an “ownership change” under Section 382. This would occur if stockholders owning (or deemed under Section 382 of the Internal Revenue Code to own) 5% or more of the registrant’s stock increase their collective ownership of the aggregate amount of outstanding shares of the registrant by more than 50 percentage points over a rolling three-year period.

The Agreement is also designed to prevent a person or group from acquiring more than 9.9% of the registrant’s outstanding capital stock without negotiating with the registrant’s board of directors.  The possibility of a person or group exerting influence over the registrant’s board or business from a minority investment position could harm the registrant’s ability to create long-term value for all stockholders.

Rights Dividend

The registrant’s board of directors declared a dividend distribution of one Preferred Stock Purchase Right (a “Right”) for each outstanding share of common stock, par value $0.001 per share of the registrant (the “Common Stock”), to stockholders of record as of the close of business on January 29, 2018 (the “Record Date”). In addition, one Right will automatically attach to each share of Common Stock issued between the Record Date and the Distribution Date (as hereinafter defined). Each Right entitles the registered holder thereof to purchase from the registrant a unit consisting of one ten-thousandth of a share (a “Unit”) of Series A Junior Participating Cumulative Preferred Stock, par value $0.001 per share, of the registrant (the “Preferred Stock”) at a cash exercise price of $15.00 per Unit (the “Exercise Price”), subject to adjustment, under certain conditions specified in the Agreement and summarized below.

Distribution Date

Initially, the Rights are not exercisable and are attached to and trade with all shares of Common Stock outstanding as of, and issued subsequent to, the Record Date. The Rights will separate from the Common Stock and will become exercisable upon the earlier of:

▪

the close of business on the tenth business day following the first public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership (as defined in the Agreement using definitions from the Code and the rules and regulations thereunder) of 4.99% or more of the outstanding shares of Common Stock, other than as a result of repurchases of stock by the registrant or certain inadvertent actions by a stockholder, or

▪

the close of business on the tenth business day following the first public announcement that an Acquiring Person has acquired beneficial ownership (as defined under the Agreement using definitions from the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder) of 9.99% or more of the outstanding shares of Common Stock, other than as a result of repurchases of stock by the registrant or certain inadvertent actions by a stockholder (the date of announcement under this or the preceding bullet, the “Stock Acquisition Date”);

▪

the close of business on the tenth business day (or such later day as the Independent Directors (as defined in  the Agreement) may determine) following the commencement of a tender offer or exchange offer that could result, upon its consummation, in a person or group becoming the beneficial owner of 4.99% (using the tax definitions) or 9.99% (using the Exchange Act definitions) or more of the outstanding shares of Common Stock (the earlier of such dates being herein referred to as the “Distribution Date”).

Notwithstanding the foregoing, with respect to any person:

▪	who beneficially owns using the tax definitions 4.99% or more of the outstanding shares of Common Stock as of the Record Date or
▪

who beneficially owns using the Exchange Act definitions 9.99% or more of the outstanding shares of Common Stock as of the record date (such persons being referred to in the Agreement as a “Grandfathered Person”), the Distribution Date will not occur unless such Grandfathered Person has acquired beneficial ownership of shares of Common Stock representing an additional 1/2% of the outstanding shares of Common Stock beneficially owned as of the Record Date, for any other Grandfathered Person not listed on Schedule A (the “Grandfathered Percentage”).

Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights):

▪	the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates,
▪	new Common Stock certificates issued after the Record Date will contain a notation incorporating the Agreement by reference, and
▪	the surrender for transfer of any certificates for Common Stock will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

As soon as practicable after the Distribution Date, one or more certificates evidencing one Right for each share of Common Stock of the registrant so held, subject to adjustment as provided herein (the “Right Certificates”) will be mailed to holders of record of Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Right Certificates alone will represent the Rights. Except as otherwise determined by the Independent Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

Process for Potential Exemption

Any person who wishes to effect any acquisition of shares of Common Stock that would, if consummated, result in such person

▪	beneficially owning (using the tax definitions) more than 4.99% of the outstanding shares of Common Stock
▪	beneficially owning (using the Exchange Act definitions) more than 9.99% of the outstanding shares of Common Stock or
▪	a Grandfathered Person beneficially owning more than the Grandfathered Percentage,

may request that the Independent Directors grant an exemption with respect to such acquisition under the Agreement. The Independent Directors may deny an exemption request if they determine, in their sole discretion, that the acquisition of beneficial ownership of Common Stock by such person could jeopardize or endanger the availability to the registrant of the NOLs or for whatever other reason they deem reasonable, desirable or appropriate. Any exemption granted may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the person agree that it will not acquire beneficial ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Independent Directors or that it will not request another exemption).

Subscription and Merger Rights

If a Stock Acquisition Date occurs, proper provision will be made so that each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive upon exercise, in lieu of a number of Units of Preferred Stock, that number of shares of Common Stock of the registrant (or, in certain circumstances, including if there are insufficient shares of Common Stock to permit the exercise in full of the Rights, Units of Preferred Stock, other securities, cash or property, or any combination of the foregoing) having a market value of two times the Exercise Price of the Right (such right being referred to as the “Subscription Right”). In the event that, at any time following the Stock Acquisition Date,

▪	the registrant consolidates with, or merges with and into, any other person, and the registrant is not the continuing or surviving corporation,
▪	any person consolidates with the registrant, or merges with and into the registrant and the registrant is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock are changed into or exchanged for stock or other securities of any other person or cash or any other property, or

▪	50% or more of the registrant’s assets or earning power is sold, mortgaged or otherwise transferred,

each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive, upon exercise, common stock of the acquiring company having a market value equal to two times the Exercise Price of the Right (such right being referred to as the “Merger Right”). The holder of a Right will continue to have the Merger Right whether or not such holder has exercised the Subscription Right. Rights that are or were beneficially owned by an Acquiring Person may (under certain circumstances specified in the Agreement) become null and void.

Until a Right is exercised, the holder will have no rights as a stockholder of the registrant (beyond those as an existing stockholder), including the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the registrant, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Units, other securities of the registrant, other consideration or for common stock of an acquiring company.

Exchange Feature

At any time after a person becomes an Acquiring Person, the Independent Directors may, at their option, exchange all or any part of the then outstanding and exercisable Rights for shares of Common Stock or Units at an exchange ratio specified in the Agreement. Notwithstanding the foregoing, the Independent Directors generally will not be empowered to effect such exchange at any time after any person becomes the beneficial owner of 50% or more of the Common Stock of the registrant.

Adjustments

The Exercise Price payable, and the number of Units or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution:

▪	in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock,
▪	if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the fair market value of the Preferred Stock, or
▪

upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments amount to at least 1% of the Exercise Price. The Company is not obligated to issue fractional Units. If the registrant elects not to issue fractional Units, in lieu thereof an adjustment in cash will be made based on the fair market value of the Preferred Stock on the last trading date prior to the date of exercise.

Redemption

The Rights may be redeemed in whole, but not in part, at a price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Independent Directors) by the Independent Directors only until the earlier of (i) 10 days after any person becomes an Acquiring Person or (ii) the expiration date of the Agreement. Immediately upon the action of the Independent Directors ordering redemption of the Rights, the Rights will terminate and thereafter the only right of the holders of Rights will be to receive the redemption price.

Amendment

The Agreement may be amended by the Independent Directors in their sole discretion at any time prior to the time at which any person becomes an Acquiring Person. After such time the Independent Directors may, subject to certain limitations set forth in the Agreement, amend the Agreement only to cure any ambiguity, defect or inconsistency, to shorten or lengthen any time period, or to make changes that do not adversely affect the interests of Rights holders

(excluding the interests of an Acquiring Person or its associates or affiliates).

Expiration Date

The Rights are not exercisable until the Distribution Date and will expire at the earlier of (i)  the time when the Rights are redeemed as provided therein; (ii) the time when the Rights are exchanged as provided therein; (iii) the repeal of Section 382 of the Internal Revenue Code if the Independent Directors determine that this Agreement is no longer necessary for the preservation of Tax Benefits (as defined in the Agreement), (iv) the beginning of the taxable year of the registrant to which the Board determines that no Tax Benefits may be carried forward or (v) the close of business on January 29, 2028.

Miscellaneous

The certificate of designations establishing the Preferred Stock and the form of Right Certificate are attached as Exhibits A and B, respectively, to the Agreement (which is included as an exhibit to this Form 8-A). The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

All references are to filings by the registrant (File No. 001-16073) with the Securities and Exchange Commission.

Exhibit	Description
3.1	Amended and Restated Certificate of Designations of Series A Junior Participating Cumulative Preferred Stock (incorporated by reference to Exhibit 3.1 to the Form 8-A filed on the date hereof)
4.1

Stockholders’ Rights Agreement, dated as of January 28, 2018, by and between the registrant and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 to the Form 8-A filed on the date hereof).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized as of January 28, 2018.

GREAT ELM CAPITAL GROUP, INC.

By:/s/ John J. Woods

Name: John J. Woods

Title:Chief Financial Officer